                              SETTLEMENT AGREEMENT


                                   I. PARTIES
                                      -------

          This Settlement Agreement ("Agreement") is entered into by and among the United States of America, acting through the Civil Division of the United States Department of Justice, the United States Attorneys for the Northern District of Georgia and the Eastern District of New York, and on behalf of the Office of Inspector General ("OIG-HHS") of the Department of Health and Human Services ("HHS") (collectively the "United States"); the Relator, Donald Steven McLendon ("Relator"); and Olsten Corporation, Olsten Health Services, and
Kimberly Home Health Care ("Kimberly") (collectively "Olsten"), hereafter referred to as "the Parties", through their authorized representatives.


                                  II. PREAMBLE
                                      --------

          A. Olsten Corporation, a publicly-traded corporation headquartered in Melville, New York, is in the business of providing homecare services, staffing services, and homecare management services.

          B. The United States contends that Olsten submitted, or caused to be submitted, claims for payment to the Medicare Program ("Medicare"), Title XVIII of the Social Security Act, 42 U.S.C. ss.ss. 1395-1395ddd(1997).

          C. Relator has filed an action in the Northern District of Georgia styled United States ex rel. McLendon v. Columbia/HCA Healthcare, et al., No. 1:97-CV-0890-C.F., (the "Qui Tam Action") alleging, among other things, that Olsten violated the False Claims Act.

          D. The United States Attorney for the Eastern District of New York, in conjunction with OIG-HHS, has initiated an investigation of Olsten that is independent of the Qui Tam Action and involves issues distinct from those raised in that action.

          E. Based on its investigations, the United States contends that it has certain civil claims against Olsten under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733, and other federal statutes and/or common law doctrines, for engaging in the following conduct (hereafter collectively referred to as "Covered Conduct"):

         (1) Qui Tam Action: The Qui Tam Action alleges that beginning with negotiations in December of 1993, and continuing through October 31, 1996, Olsten and Columbia/HCA Healthcare Corporation ("Columbia/HCA") entered into a series of transactions that enabled Columbia/HCA to acquire ownership of home health agencies in Georgia, Florida and Alabama, and enabled Olsten to acquire the right to manage the home health visits arising from those acquisitions. Olsten offered and paid remuneration indirectly, overtly and covertly, in cash and in kind, to induce Columbia/HCA to allow it to obtain and manage these home health visits controlled by Columbia/HCA, in violation of the Medicare Anti-Kickback Act, 42 U.S.C. ss. 1320a-7b(b). Olsten then colluded with Columbia/HCA to submit fraudulent claims to the Medicare program seeking reimbursement for inflated management fees for the years 1994 through and including 1998, which included the costs associated with these acquisitions--costs that would not have been reimbursed had their true nature as a vehicle for reimbursement of Columbia/HCA's acquisition costs been revealed to the Medicare program.

          The Qui Tam Action further alleges that beginning in 1994 and continuing through and including 1998, Olsten staffed the Columbia home health agencies it managed with agency directors who supervised staff personnel, including those persons nominally performing so-called "community education" functions. These "community educators" spent a majority of their time carrying out marketing and advertising functions directed at both physicians and prospective patients in an effort to obtain referrals to Columbia agencies. The costs of such patient and physician solicitation services performed by home health agency personnel, as Olsten and Columbia well knew, were not allowable as costs subject to reimbursement from the Medicare program. As a result of the activities described above, Olsten caused the submission of cost reports by Columbia/HCA to Medicare fiscal intermediaries for the cost report years 1994 through and including 1998 which contained false and fraudulent claims for expenses associated with community education.

         (2) Eastern District of New York: It is alleged that during the period 1992 through 1996, Olsten wrongfully included certain costs in its Medicare home office cost report submissions, thereby wrongfully claiming reimbursement for these costs, and mischarging these costs. These costs were:

          a) Personal expenses of Olsten executive officers including: personal credit card charges, country club memberships, health club dues, golf outings, ski outings and ski equipment, aerobics lessons, cooking lessons, sailing lessons, skating lessons, spa fees, personal travel;

          b) Gift and entertainment expenses including: alcoholic beverages, box seats and season tickets to sporting events, promotional items, jewelry, business travel unrelated to Medicare; and

          c)  Merger costs.

          F. HHS contends also that it has certain administrative claims against Olsten under the provisions for permissive exclusion from the Medicare, Medicaid and other federal health care programs, 42 U.S.C. ss. 1320a-7(b), and the provisions for civil monetary penalties, 42 U.S.C. ss. 1320a-7a, for the Covered Conduct.

          G. Kimberly has entered into a plea agreement with the United States pursuant to which it has agreed to plead guilty in the United States District Courts for the Southern District of Florida, the Middle District of Florida and the Northern District of Georgia to offenses involving certain of the conduct alleged in Paragraph E(1), and has agreed to pay $10.08 million in criminal fines in connection therewith.


                           III. TERMS AND CONDITIONS
                                --------------------

          NOW, THEREFORE, in consideration of the mutual promises, covenants, and obligations set forth below, and for good and valuable consideration as stated herein, the Parties agree as follows:

          1. Within five (5) business days of the time all pleas are accepted by the respective courts and sentence is imposed as described in Paragraph G, Olsten agrees to pay to the United States $50.92 million (the "Settlement Amount") by electronic funds transfer pursuant to written instructions to be provided by the United States. The Settlement Amount of $50.92 million shall be allocated as follows: $10 million for the resolution of the EDNY investigation and the remaining $40.92 million for the resolution of the investigation related to the Qui Tam Action. These amounts are in addition to the criminal fines set forth in Paragraph G herein, and in the event that the criminal fines imposed are less than $10.08 million and the plea is not withdrawn, Olsten agrees to pay to the United States the difference between the actual imposed fines and $10.08 million as an additional settlement amount for resolution of the investigation related to the Qui Tam Action.

          2. Subject to the exceptions in Paragraph 5 below, in consideration of the obligations of Olsten set forth in this Agreement, conditioned upon Olsten's payment in full of the Settlement Amount, and subject to Paragraph 16 of this Section III, below (concerning bankruptcy proceedings commenced within 91 days of any payment under this Agreement), the United States (on behalf of itself, its officers, agents, agencies and departments) agrees that it will neither institute nor join in an action against Olsten for any civil or administrative monetary claims the United States has or may have for the Covered Conduct, under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733; the Civil Monetary Penalties Law, 42 U.S.C. ss. 1320a-7a; the Program Fraud Civil Remedies Act, 31 U.S.C. ss.ss. 3801-3812, or the common law theories of payment by mistake, unjust enrichment, breach of contract and fraud, for the Covered Conduct.

          3. In compromise and settlement of the rights of OIG-HHS to exclude Kimberly pursuant to 42 U.S.C. ss. 1320a-7(a)(1) and (b)(7), Olsten agrees to the permanent exclusion of Kimberly under these statutory provisions from participation in Medicare, Medicaid, and all other federal health care programs as defined in 42 U.S.C. ss. 1320a-7b(f). Such exclusion will have national effect and will also apply to all other Federal procurement and non-procurement programs. Olsten agrees on behalf of Kimberly that this exclusion will commence on the effective date of this Agreement, and Olsten, on behalf of Kimberly, waives any further notice of Kimberly's exclusion. Olsten agrees not to contest such exclusion of Kimberly either administratively or in any State or Federal court. If Kimberly submits or causes the submission of claims on behalf of Kimberly while excluded, Olsten and Kimberly will be subject to the imposition of additional civil monetary penalties and assessments. Olsten and Kimberly further agree to hold the federal programs and all the federal programs' beneficiaries and/or sponsors harmless from any financial responsibility for services furnished to such beneficiaries and/or sponsors during Kimberly's exclusion. Olsten specifically waives its rights as to Kimberly under any statute or regulation to payment from the Medicare, Medicaid, TRICARE, Veterans Affairs (VA), or Federal Employees Health Benefits (FEHBP) programs for services provided by Kimberly during Kimberly's exclusion.

          4. In consideration of the obligations set forth in this Agreement, conditioned upon Olsten's payment in full of the settlement amount, and subject to the provisions of Paragraph 16 (concerning bankruptcy proceedings commenced within 91 days of any payment under this agreement), OIG-HHS agrees to release and refrain from instituting, directing or maintaining any administrative claim or any action seeking exclusion from the Medicare, Medicaid or other federal health care programs (as defined in 42 U.S.C. ss. 1320a-7b(f)) against Olsten under 42 U.S.C. ss. 1320a-7a (Civil Monetary Penalties Law), or 42 U.S.C. ss. 1320a-7(b) (permissive exclusion) , for the Covered Conduct, except as reserved in Paragraph 5 of this Section III, below, and as reserved in this Paragraph 4. The OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude Olsten or others from federal health care programs under

42 U.S.C. ss. 1320a-7(a) (mandatory exclusion). Nothing in this Paragraph precludes the OIG-HHS from taking action against entities or persons, or for conduct and practices, for which civil claims have been reserved in Paragraph 5 of this Section III, below.

          5. Notwithstanding any term of this Agreement, specifically reserved and excluded from the scope and terms of this Agreement as to any entity or person (including Olsten) are any and all of the following:

         (a) Any civil, criminal or administrative claims arising under Title 26, U.S. Code (Internal Revenue Code);

         (b)  Any criminal liability;

         (c) Except as explicitly stated in this Agreement, any administrative liability, including mandatory exclusion from Federal health care programs;

         (d) Any liability to the United States (or its agencies) for any conduct other than the Covered Conduct;

         (e) Any claims based upon such obligations as are created by this Agreement;

         (f) Any civil or administrative claims of the United States against individuals, including current or former directors, officers, employees, agents or shareholders of Olsten who, in connection with the Covered Conduct, receive notification that they are the target of a criminal investigation (as defined in the United States Attorneys' Manual), are criminally indicted or charged, or are convicted, or who enter a criminal plea; and

         (g) Any entity or individual determined by the United States in its sole discretion to be jointly and severally liable with Olsten or its related entities for the Covered Conduct, including but not limited to Columbia/HCA Healthcare Corporation, its subsidiaries, affiliates, predecessors, successors, employees, agents and any and all related individuals and entities.

          6. Olsten has entered into a Corporate Integrity Agreement with OIG-HHS, attached as Exhibit A, which is incorporated into this Agreement by reference. Olsten will implement its obligations under the Corporate Integrity Agreement immediately upon execution of this Agreement.

          7. Olsten has provided financial information ("Financial Information") to the United States and the United States has relied on the accuracy and completeness of this Financial Information in reaching this Agreement. Olsten warrants that to the best of Olsten's information the historical Financial Information it has provided is thorough, accurate, and complete. The forward-looking Financial Information consists of, as of the date of this Agreement, Olsten's best confidential internal financial projections, which projections are subject to various risk factors and uncertainties. Olsten further warrants that it does not own or have an interest in any assets which have not been disclosed in the Financial Information, and that Olsten has made no misrepresentations on, or in connection with, the Financial Information or its financial condition. In the event the United States learns of asset(s) in which Olsten had an interest at the time of this Agreement that were not disclosed in the Financial Information, or in the event the United States learns of a misrepresentation by Olsten on, or in connection with, the Financial

Information or Olsten's financial condition, and in the event such non-disclosure or misrepresentation changes the estimated net worth of Olsten set forth on the Financial Information by Five Million dollars ($5,000,000) or more, the United States may at its option: (a) rescind this Agreement and file suit upon the Covered Conduct described in paragraph E; or (b) let the Agreement stand and collect the full Settlement Amount plus one hundred percent (100%) of the value of such increased net worth of Olsten that was previously undisclosed or misrepresented at the time of this Agreement. Olsten agrees not to contest any collection action undertaken by the United States pursuant to this provision.

          8. In the event that the United States, pursuant to paragraph 7 above, opts to rescind this Agreement, Olsten expressly agrees not to plead, argue or otherwise raise any defenses under the theories of statute of limitations, laches, estoppel or similar theories, to any civil or administrative claims which (a) are filed by the United States within 180 calendar days of written notification to Olsten that this Agreement has been rescinded, and (b) relate to the Covered Conduct, except to the extent these defenses were available on April 4, 1997, the date the Qui Tam Action was filed under seal.

          9. Olsten waives and will not assert any defenses it may have to any criminal prosecution or administrative action relating to the Covered Conduct, which defenses may be based in whole or in part on the Double Jeopardy Clause of the Fifth Amendment of the Constitution, or under the Excessive Fines Clause of the Eighth Amendment of the Constitution. Olsten agrees that this settlement is not punitive in purpose or effect. Nothing in this paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue Code, Title 26 of the United States Code.

         10. Olsten agrees that all costs (as defined in the Federal Acquisition Regulations ("FAR") ss. 31.205-47 and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. ss.ss. 1395-1395ddd (1997) and 1396-1396v (1997),
and the regulations promulgated thereunder) incurred by or on behalf of Olsten, in connection with: (a) the matters covered by this Agreement, (b) the Government's audit(s) and civil and any criminal investigation(s) of the matters covered by this Agreement, (c) Olsten's investigation, defense, and corrective actions undertaken in response to the Government's audit(s) and civil and any criminal investigation(s) in connection with the matters covered by this Agreement (including attorneys' fees) including the obligations undertaken pursuant to the Corporate Integrity Agreement incorporated in this Agreement,
(d) the negotiation of this Agreement, the Corporate Integrity Agreement, and any plea agreement and/or deferred prosecution agreement, and (e) the payment made pursuant to this Agreement, whether for fines or for settlement and compromise of the civil matters, are unallowable costs on Government contracts and under the Medicare Program, Medicaid Program, TRICARE Program, Veterans Affairs Program (VA) and Federal Employee Health Benefits Program (FEHBP) (hereafter, "unallowable costs"). Olsten agrees that it will separately estimate and account for these unallowable costs, and it will not charge such unallowable costs directly or indirectly to any contracts with the United States or any state Medicaid program, or seek payment for such unallowable costs through any cost report, cost statement, information statement or payment request submitted by Olsten or any of its subsidiaries to the Medicare, Medicaid, TRICARE, VA or FEHBP programs.

         11. Olsten further agrees that within 60 days of the effective date of this Agreement it will identify to applicable Medicare and TRICARE fiscal intermediaries, carriers and/or contractors, and Medicaid, VA and FEHBP fiscal agents, any unallowable costs (as defined in Paragraph 10) included in payments previously sought from the United States, or any State Medicaid Program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by Olsten or any of its subsidiaries, and will request, and agree, that such cost reports, cost statements, information reports or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the unallowable costs. Olsten agrees that the United States will be entitled to recoup from Olsten any overpayment as a result of the inclusion of such unallowable costs on previously-submitted cost reports, information reports, cost statements or requests for payment. Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the Department of Justice, and/or the affected agencies. The United States reserves its rights to disagree with any calculations submitted by Olsten or any of its subsidiaries on the effect of inclusion of unallowable costs (as defined in this paragraph) on Olsten or any of its subsidiaries' cost reports, cost statements or information reports. Nothing in this Agreement shall constitute a waiver of the rights of the United States to examine or reexamine the unallowable costs described in Paragraph 10 and in this Paragraph.

         12. Olsten agrees to cooperate fully and truthfully with the United States, investigation of individuals and entities not specifically released in this Agreement, for the Covered Conduct. Upon reasonable notice, Olsten will make reasonable efforts to facilitate access to, and encourage the cooperation of, its directors, officers, and employees for interviews and testimony, consistent with the rights and privileges of such individuals, and will furnish to the United States, upon reasonable request, all non-privileged documents and records in its possession, custody or control relating to the Covered Conduct which have not been previously produced by Olsten to the United States.

         13. This Agreement is intended to be for the benefit of the Parties, only, and by this instrument the Parties do not release any claims against any other person or entity, except as expressly set forth herein.

         14. Olsten agrees that it will not seek payment for any of the health care billings covered by this Agreement from any health care beneficiaries or their parents or sponsors. Olsten waives any causes of action against these beneficiaries or their parents or sponsors based upon the claims for payment covered by this Agreement.

         15. Olsten expressly warrants that it has reviewed its financial situation and that it currently is solvent within the meaning of 11 U.S.C. ss. 547(b)(3), and will remain solvent following its payment to the United States hereunder. Further, the Parties expressly warrant that, in evaluating whether to execute this Agreement, the Parties (a) have intended that the mutual promises, covenants and obligations set forth herein constitute a contemporaneous exchange for new value given to Olsten, within the meaning of 11 U.S.C. ss. 547 (c) (1) , and (b) have concluded that these mutual promises, covenants and obligations do, in fact, constitute such a contemporaneous exchange.

         16. In the event Olsten Corporation commences, or a third party commences, within 91 days of any payment made under this Agreement, any case, proceeding, or other action (a) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have any order for relief of Olsten Corporation's debts, or seeking to adjudicate Olsten Corporation as bankrupt or insolvent, or (b) seeking appointment of a receiver, trustee, custodian or other similar official for Olsten Corporation or for all or any substantial part of Olsten Corporation's assets, Olsten Corporation agrees as follows:

         (a) The Settlement Amount set forth in this Agreement represents a compromise figure predicated on the financial state of Olsten Corporation at the time of this Agreement. In the event that Olsten Corporation institutes a proceeding or other action described in this Paragraph 16, this Settlement Amount does not constitute a waiver by the United States of its right to seek the full amount of single damages it deems to be due and owing, which the United States contends totals at least $189,000,000, plus penalties.

         (b) Olsten's obligations under this Agreement may not be avoided pursuant to 11 U.S.C. Section 547, and Olsten will not argue or otherwise take the position in any such case, proceeding or action that: (i) Olsten's obligations under this Agreement may be avoided under 11 U.S.C. Section 547;
(ii) Olsten was insolvent at the time this Agreement was entered into, or became insolvent as a result of the payment made to the United States hereunder; or
(iii) the mutual promises, covenants and obligations set forth in this Agreement do not constitute a contemporaneous exchange for new value given to Olsten.

         (c) In the event that Olsten's obligations hereunder are avoided for any reason, including, but not limited to, through the exercise of a trustee's avoidance powers under the Bankruptcy Code, the United States, at its sole option, may rescind the releases in this Agreement, and bring any civil and/or administrative claim, action or proceeding against Olsten for the claims that would otherwise be covered by the releases provided herein. If the United States chooses to do so, Olsten agrees that (i) any such claims, actions or proceedings brought by the United States (including any proceedings to exclude Olsten from participation in Medicare, Medicaid, or other federal health care programs) are not subject to an "automatic stay" pursuant to 11 U.S.C. ss. 362(a) as a result of the action, case or proceeding described in the first clause of this Paragraph, and that Olsten will not argue or otherwise contend that the United States' claims, actions or proceedings are subject to an automatic stay; (ii) Olsten will not plead, argue or otherwise raise any defenses under the theories of statute of limitations, laches, estoppel or similar theories, to any such civil or administrative claims, actions or proceeding which are brought by the United States within one hundred eighty (180) calendar days of written notification to Olsten that the releases herein have been rescinded pursuant to this Paragraph, except to the extent such defenses were available on April 4, 1997, the date the Qui Tam Action was filed under seal; and (iii) the United States may pursue its claim, inter alia, in the cases, actions or proceedings referenced in the first clause of this Paragraph, as well as in any other case, action, or proceeding.

         (d) Olsten acknowledges that its agreements in this Paragraph are provided in exchange for valuable consideration provided in this Agreement.

         17. In consideration of the mutual promises and obligations of this Agreement, Relator hereby releases and discharges Olsten and its subsidiaries and affiliated corporate entities, and their respective past and present officers, directors, employees, principals, partners, agents and counsel, and their respective heirs, executors, administrators, predecessors, successors and assigns (collectively, the "Olsten Releasees"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, whether known or unknown, which Relator and/or his heirs, executors, administrators, successors, and assigns ever had, now have or hereafter can, shall or may have against the Olsten Releasees for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement, including but not limited to, any claims asserted or which could have been asserted in connection with Relator's Qui Tam Action.

         18. Notwithstanding the provisions of Paragraph 17 of Section III, above, it is agreed that neither Relator nor his counsel is releasing any entity or individual determined by the United States or any court or other governmental entity, in their respective sole discretions, to be jointly and severally liable with Olsten or its related entities for the Covered Conduct, including but not limited to Columbia/HCA Healthcare Corporation, its subsidiaries, affiliates, predecessors, successors, employees, agents, and any and all related entities and individuals. It is the express intent of the parties to this Agreement to release Olsten and its related entities but not any other party who may be jointly and severally liable with Olsten or its related entities.

         19. Relator's counsel, by signing this Agreement, hereby waives any and all claims he may have against Olsten for professional fees arising out of his representation of the Relator in the Qui Tam Action.

         20. Olsten, on its own behalf and on behalf of its agents, attorneys, predecessors, successors, and assigns releases Relator and his attorneys from any and all claims, or causes of action whether known or unknown as of the date of this Agreement.

         21. Relator's Release shall be effective upon receipt by the United States of the Settlement Amount under this Agreement.

         22. Relator agrees that this settlement between the United States and Olsten in connection with the Qui Tam Action is fair, adequate, and reasonable pursuant to 31 U.S.C. ss. 3730(c)(2)(B) and that he will not contest the settlement.

         23. Pursuant to 31 U.S.C. ss. 3730, the United States will pay Relator a share of the Settlement Amount attributable to the conduct set forth in the Qui Tam Action, in the amount of $9,820,800.00 (Nine Million, Eight Hundred and Twenty Thousand and Eight Hundred dollars) within a reasonable time after the United States' receipt of full payment from Defendants. The United States shall not be obligated to pay Relator unless and until the United States receives full payment of the settlement amount from Olsten.

         24. In exchange for the United States' promise to pay Relator the above-noted share of the Settlement Amount, Relator agrees to relinquish any and all claims he might bring against the United States arising out of or relating to the Qui Tam Action, including any claim under 31 U.S.C. ss. 3730(c) and (d), except as may relate to defendants in the Qui Tam Action who are not released by this Agreement.

         25. Each party to this Agreement will bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

         26. Olsten represents that it is entering into this Agreement freely and voluntarily.

         27. This Agreement is governed by the laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any dispute arising between and among the Parties to this Agreement will be the United States District Court for the Northern District of Georgia except that jurisdiction and venue for any dispute arising among the Parties to this Agreement relating to the Eastern District of New York investigation shall be in the United States District Court for the Eastern District of New York. Disputes arising under the Corporate Integrity Agreement shall be resolved exclusively under the dispute resolution provisions of the Corporate Integrity Agreement.

         28. This Agreement and the Corporate Integrity Agreement that is incorporated herein by reference constitute the complete agreement between the Parties. This Agreement may not be amended except by signed written consent of the Parties, except that only Olsten and OIG-HHS need to agree in a signed writing to any modification of the Corporate Integrity Agreement.

         29. This Agreement is specifically conditioned on the acceptance by the United States District Court for the Southern District of Florida, the United States District Court for the Middle District of Florida, and United States District Court for the Northern District of Georgia of Kimberly's pleas of guilty and the imposition of the sentence referenced in Paragraph G of
Section II above on the terms agreed upon by the Parties.

         30.  The  individual   signing  this  Agreement  on  behalf  of  Olsten
represents and warrants that he has been authorized by Olsten's Board of Directors to execute this Agreement. The United States signatories represent that they are signing this Agreement in their official capacities and that they are authorized to execute this Agreement.

         31. This Agreement may be executed in counterparts and/or facsimile form with the same effect as if the parties had executed a single original Settlement Agreement. Facsimile signatures shall have the same effect as original signatures in binding the parties hereto.

         32. This Agreement is binding on the successors, transferees and assigns of the Parties.

         33. This Agreement is effective on the date of signature of the last signatory to the Agreement.

                          THE UNITED STATES OF AMERICA
                          ----------------------------



DATED: July 16, 1999                   BY:/s/ Michael F. Hertz
       ------------------------           ---------------------------------
                                          Michael F. Hertz
                                          Director
                                          Commercial Litigation Branch
                                          Civil Division
                                          United States Department
                                             of Justice


DATED:                                 BY:/s/ Loretta E. Lynch
       ------------------------           ---------------------------------
                                          Loretta E. Lynch
                                          United States Attorney
                                          Eastern District of New York


DATED: July 19 1999                    BY:/s/ Richard H. Deane, Jr.
       ------------------------           ---------------------------------
                                          Richard H. Deane, Jr.
                                          United States Attorney
                                          Northern District of Georgia


DATED: July 16 1999                    BY:/s/ Lewis Morris
       ------------------------           ---------------------------------
                                          LEWIS MORRIS
                                          Assistant Inspector General
                                          Office of Counsel to the
                                          Inspector General
                                          Office of Inspector General
                                          United States Department of
                                            Health and Human Services

                        Olsten and Kimberly Quality Care
                        --------------------------------




DATED: July 19 1999                    BY:/s/ William Costantini
       ------------------------           ---------------------------------
                                          William Costantini
                                          Executive Vice President and
                                            General Counsel
                                          Olsten Corporation


DATED: July 19 1999                    BY:/s/ Stuart Gerson, Esquire
       ------------------------           ---------------------------------
                                          Stuart Gerson, Esquire
                                          Epstein, Becker & Green
                                          1227 25th Street, N.W.
                                          Washington, D.C. 20037


DATED: July 19 1999                    BY:/s/ Mark H. Tuohey III, Esquire
       ------------------------           ---------------------------------
                                          Mark H. Tuohey III, Esquire
                                          Vinson & Elkins
                                          1455 Pennsylvania Ave., N.W.
                                          Washington, D.C. 20004-1008

                                     RELATOR
                                     -------




DATED: July 15 1999                       /s/ Donald McLendon, Relator
       ------------------------           ---------------------------------
                                          Donald McLendon, Relator


DATED: July 15 1999                       /s/ Marlan B. Wilbanks, Esquire
       ------------------------           ---------------------------------
                                          Marlan B. Wilbanks, Esquire
                                          Harmon, Smith, Bridges & Wilbanks, LLP
                                          1795 Peachtree Road
                                          Suite 350
                                          Atlanta, Georgia  30309-2339